SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: October 18, 2004

                       Citizens South Banking Corporation
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-23971                 54-2069979
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

519 South New Hope Road, Gastonia, North Carolina                 28054-4040
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 9.01. Exhibits

99 Additional Exhibits:

      (a) Text of press release announcing Citizens South Bank's strategic alliance with Banorte, Mexico's fourth largest financial institution.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CITIZENS SOUTH BANKING CORPORATION

DATE: October 18, 2004                 By: /s/ Kim S. Price
                                           -------------------------------------
                                           Kim S. Price
                                           President and Chief Executive Officer

                                       By: /s/ Gary F. Hoskins
                                           -------------------------------------
                                           Gary F. Hoskins
                                           Chief Financial Officer